                             FIRST AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                               FOR JOHN J. CANNON


     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and John J. Cannon (the "Executive") agree as follows:

     Paragraph 1 of Exhibit A to the Agreement is modified as follows:

     1.   Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be seven percent (7%) per annum, compounded monthly.

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Fifty-Eight Thousand Three Hundred and Eighty-Seven ($58,387) at age 65 if paid entirely from the Accrued Benefit Account or Forty Thousand Two Hundred and Eighty-Seven ($40,287) at age 65 if paid from the Retirement Income Trust Fund.

         Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

                     Plan Year                     Amount
                     ---------                     ------
                     1997                          $14,383
                     1998                           16,771
                     1999                           19,456
                     2000                           22,471
                     2001                           30,989
                     2002                           35,087
                     2003                           39,616
                     2004                           44,616
                     2005                           50,133
                     2006                           56,214
                     2007                           62,912
                     2008                           70,284
                     2009                           78,394

         IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.


ATTEST:                                      UNITED NATIONAL BANK:

/s/ Ralph L. Straw, Jr.                      By:  /s/  Donald W. Malwitz
---------------------------------               --------------------------------
Secretary                                             EVP & CFO
                                             -----------------------------------
                                             (Title)


ATTEST:                                      UNITED NATIONAL BANCORP

/s/ Ralph L. Straw, Jr.                      By:  /s/ Donald W. Malwitz
---------------------------------               --------------------------------
Secretary                                             VP & TREASURER
                                             -----------------------------------
                                             (Title)

WITNESS:                                     EXECUTIVE:


/s/  Ruth M. Ennis                           /s/ John J. Cannon
---------------------------------            -----------------------------------


                                      2